UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2022

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.1 per share	CVGI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the virtual Annual Meeting of Stockholders of Commercial Vehicle Group, Inc. (the “Company”), held on May 19, 2022 (the “Annual Meeting”), the stockholders of the Company (i) approved a proposal electing the persons listed below to serve as directors of the Company until the 2023 Annual Meeting of Stockholders; (ii) approved, by a non-binding advisory vote, a proposal on the compensation of the Company’s named executive officers; and (iii) ratified a proposal appointing KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2022.

The number of shares of common stock entitled to vote at the Annual Meeting was 32,945,987 shares, representing the number of the Company’s shares outstanding as of March 30, 2022, the record date for the Annual Meeting. The following sets forth information regarding the results of the voting on each matter at the Annual Meeting:

a. The following directors were elected for terms expiring at the Company’s Annual Meeting in 2023:

Name	Votes For	Votes Withheld	Broker Non-Votes
Harold C. Bevis	18,953,430	129,122	8,085,959
Roger L. Fix	18,602,454	480,098	8,085,959
Ruth Gratzke	18,946,457	136,095	8,085,959
Robert C. Griffin	18,930,493	152,059	8,085,959
J. Michael Nauman	18,996,715	85,837	8,085,959
Wayne M. Rancourt	18,992,194	90,358	8,085,959
James R. Ray	18,244,440	838,112	8,085,959

b. The non-binding advisory proposal to approve the compensation of the named executive officers was approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
18,591,071	441,712	49,769	8,085,959

c. The appointment of KPMG LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2022 was ratified:

Votes For	Votes Against	Abstain	Broker Non-Votes
26,993,746	158,500	16,265	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

May 24, 2022	By:	/s/ Aneezal H. Mohamed
	Name:	Aneezal H. Mohamed
	Title:	Chief Legal Officer